UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2022
VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Number: 333-253034-01 Central Index Key: 0001844964
VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034	23-2259884
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On August 11, 2022, Verizon Master Trust (the “Trust”) issued (i) Class A-1a Asset-Backed Notes with an initial note balance of $351,005,000; (ii) Class A-1b Asset-Backed Notes with an initial note balance of $57,355,000; (iii) Class B Asset-Backed Notes with an initial note balance of $35,310,000; and (iv) Class C Asset-Backed Notes with an initial note balance of $16,410,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Indenture, Series 2022-5 Account Control Agreement, Amended and Restated Asset Representations Review Agreement, EU/UK Risk Retention Agreement and Omnibus Amendment No. 2 to the Master Collateral Agency and Intercreditor Agreement and the Amended and Restated Trust Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 6.02.             Change of Servicer or Trustee.
On January 28, 2022, U.S. Bank National Association (“U.S. Bank N.A.”) transferred substantially all of its corporate trust business to U.S. Bank Trust Company, National Association (“U.S. Bank Trust Co.”) and as a result, effective as of August 11, 2022, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as (i) indenture trustee (in such capacity, the “Indenture Trustee”), note paying agent (in such capacity, the “Note Paying Agent”), note registrar (in such capacity, the “Note Registrar”) and creditor representative (in such capacity, the “Creditor Representative”) for each of Series 2021-1, Series 2021-2, Series 2022-1, Series 2022-2, Series 2022-3 and Series 2022-4, (ii) Master Collateral Agent for the Trust and (iii) secured party (in such capacity, the “Secured Party”) for the Trust and each of Series 2021-1, Series 2021-2, Series 2022-1, Series 2022-2, Series 2022-3 and Series 2022-4.  The information contemplated by Item 1109(a)(3) through (a)(6) of Regulation AB remains unchanged from the information described in (i) with respect to Series 2021-1, the final prospectus, dated May 18, 2021 (the “2021-1 Final Prospectus”) and filed with the Commission on May 20, 2021, (ii) with respect to Series 2021-2, the final prospectus, dated October 28, 2021 (the “2021-2 Final Prospectus”) and filed with the Commission on November 1, 2021, (iii) with respect to Series 2022-1, the final prospectus, dated January 19, 2022 (the “2022-1 Final Prospectus”) and filed with the Commission on January 21, 2022, (iv) with respect to Series 2022-2, the final prospectus, dated January 19, 2022 (the “2022-2 Final Prospectus”) and filed with the Commission on January 21, 2022, (v) with respect to Series 2022-3, the final prospectus, dated May 19, 2022 (the “2022-3 Final Prospectus”) and filed with the Commission on May 23, 2022, and (vi) with respect to Series 2022-4, the final prospectus, dated May 19, 2022 (the “2022-4 Final Prospectus”) and filed with the Commission on May 23, 2022.
Pursuant to Item 1109(a)(1) and (a)(2) of Regulation AB, the following eleven paragraphs have been provided by U.S. Bank Trust Co. with respect to the 2021-1 Final Prospectus, the 2021-2 Final Prospectus, the 2022-1 Final Prospectus, the 2022-2 Final Prospectus, the 2022-3 Final Prospectus and the 2022-4 Final Prospectus.  Defined terms have the meanings set forth in the 2021-1 Final Prospectus, the 2021-2 Final Prospectus, the 2022-1 Final Prospectus, the 2022-2 Final Prospectus, the 2022-3 Final Prospectus and the 2022-4 Final Prospectus, as applicable.
U.S. Bank N.A. has made a strategic decision to reposition its corporate trust business by transferring substantially all of its corporate trust business to its affiliate, U.S. Bank Trust Co., a non-depository trust company (U.S. Bank N.A. and U.S. Bank Trust Co. are collectively referred to herein as “U.S. Bank.”).  Upon U.S. Bank Trust Co.’s succession to the business of U.S. Bank N.A., it has become a wholly owned subsidiary of U.S. Bank N.A.  The Master Collateral Agent will maintain the Collection Account in the name of the Master Collateral Agent and the Indenture Trustee will maintain the Series Bank Accounts in the name of the Indenture Trustee, in each case, at U.S. Bank N.A.
U.S. Bancorp, with total assets exceeding $587 billion as of March 31, 2022, is the parent company of U.S. Bank, the fifth largest commercial bank in the United States.  As of March 31, 2022, U.S. Bancorp operated over 2,200 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.
U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 domestic and 2 international cities.  The Indenture will be administered from U.S. Bank’s corporate trust office located at 190 South LaSalle Street, 7th floor, Mail code MK-IL-SL7C, Chicago, IL 60603, and its office for certificate transfer purposes is at 111 Fillmore Avenue, St. Paul, Minnesota 55107, Attention: Bondholder Services – Verizon Master Trust.
U.S. Bank has provided corporate trust services since 1924.  As of March 31, 2022, U.S. Bank was acting as trustee with respect to over 120,000 issuances of securities with an aggregate outstanding principal balance of over $5.5 trillion.  This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.
The Indenture Trustee shall make each monthly statement available to the holders via the Indenture Trustee’s internet website at https://pivot.usbank.com.  Holders with questions may direct them to the Indenture Trustee’s bondholder services group at (800) 934-6802.

As of March 31, 2022, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as indenture trustee on 10 issuances of device payment plan asset-backed securities with an outstanding aggregate principal balance of approximately $10,494,894,503.37.
U.S. Bank and other large financial institutions have been sued in their capacity as trustee or successor trustee for certain residential mortgage backed securities (“RMBS”) trusts.  The complaints, primarily filed by investors or investor groups against U.S. Bank and similar institutions, allege the trustees caused losses to investors as a result of alleged failures by the sponsors, mortgage loan sellers and servicers to comply with the governing agreements for these RMBS trusts.  Plaintiffs generally assert causes of action based upon the trustees’ purported failures to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties, notify securityholders of purported events of default allegedly caused by breaches of servicing standards by mortgage loan servicers and abide by a heightened standard of care following alleged events of default.
U.S. Bank denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors, that it has meritorious defenses, and it has contested and intends to continue contesting the plaintiffs’ claims vigorously.  However, U.S. Bank cannot assure you as to the outcome of any of the litigation, or the possible impact of these litigations on the trustee or the RMBS trusts.
On March 9, 2018, a law firm purporting to represent fifteen Delaware statutory trusts (the “DSTs”) that issued securities backed by student loans (the “Student Loans”) filed a lawsuit in the Delaware Court of Chancery against U.S. Bank N.A. in its capacities as indenture trustee and successor special servicer, and three other institutions in their respective transaction capacities, with respect to the DSTs and the Student Loans.  This lawsuit is captioned The National Collegiate Student Loan Master Trust I, et al. v. U.S. Bank National Association, et al., C.A. No. 2018-0167-JRS (Del. Ch.) (the “NCMSLT Action”). The complaint, as amended on June 15, 2018, alleged that the DSTs have been harmed as a result of purported misconduct or omissions by the defendants concerning administration of the trusts and special servicing of the Student Loans.  Since the filing of the NCMSLT Action, certain Student Loan borrowers have made assertions against U.S. Bank N.A. concerning special servicing that appear to be based on certain allegations made on behalf of the DSTs in the NCMSLT Action.
U.S. Bank N.A. has filed a motion seeking dismissal of the operative complaint in its entirety with prejudice pursuant to Chancery Court Rules 12(b)(1) and 12(b)(6) or, in the alternative, a stay of the case while other prior filed disputes involving the DSTs and the Student Loans are litigated.  On November 7, 2018, the Court ruled that the case should be stayed in its entirety pending resolution of the first-filed cases.  On January 21, 2020, the Court entered an order consolidating for pretrial purposes the NCMSLT Action and three other lawsuits pending in the Delaware Court of Chancery concerning the DSTs and the Student Loans, which remains pending.
U.S. Bank N.A. denies liability in the NCMSLT Action and believes it has performed its obligations as indenture trustee and special servicer in good faith and in compliance in all material respects with the terms of the agreements governing the DSTs and that it has meritorious defenses.  It has contested and intends to continue contesting the plaintiffs’ claims vigorously.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1*
Underwriting Agreement, dated as of August 2, 2022, among the Trust, Cellco Partnership d/b/a Verizon Wireless (“Cellco”) and BofA Securities, Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1**
Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, among the Trust, U.S. Bank National Association, as master collateral agent (the “Master Collateral Agent”), Cellco, as servicer, and the creditor representatives from time to time party thereto.

4.2	Indenture, dated as of August 11, 2022, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.

10.1**	Amended and Restated Trust Agreement, dated as of May 25, 2021, between Verizon ABS II LLC, as depositor (the “Depositor”) and Wilmington Trust, National Association, as owner trustee.

10.2**	Originator Receivables Transfer Agreement, dated as of May 25, 2021, between the originators party thereto from time to time and the Depositor.

10.3**	Additional Transferor Receivables Transfer Agreement, dated as of May 25, 2021, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

10.4**	Transfer and Servicing Agreement, dated as of May 25, 2021, among the Trust, the Depositor and Cellco, as servicer, marketing agent and custodian.

10.5**	Administration Agreement, dated as of May 25, 2021, between the Trust and Cellco, as administrator.

10.6**	Account Control Agreement, dated as of May 25, 2021, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7
Series 2022-5 Account Control Agreement, dated as of August 11, 2022, among the Trust, as grantor, U.S. Bank Trust Company, National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.8**	Parent Support Agreement, dated as of May 25, 2021, by Verizon Communications Inc. and accepted and acknowledged by the Depositor, the Trust and the Master Collateral Agent.

10.9	Amended and Restated Asset Representations Review Agreement, dated as of August 11, 2022, among the Trust, Cellco, as servicer and Pentalpha Surveillance LLC, as asset representations reviewer.

10.12	EU/UK Risk Retention Agreement, dated as of August 11, 2022, among the Trust, the Depositor and the originators then party thereto.

36.1*	Depositor Certification, dated August 2, 2022, for shelf offerings of asset-backed securities.

99.1***
Omnibus Amendment No. 1 to the Master Collateral Agency and Intercreditor Agreement, the Originator Receivables Transfer Agreement, the Additional Transferor Receivables Transfer Agreement and the Transfer and Servicing Agreement, dated as of November 4, 2021, among the Trust, the Master Collateral Agent, the originators then party to the Originator Receivables Transfer Agreement, the Depositor, Verizon DPPA Master Trust, and Cellco, as servicer, marketing agent, custodian and administrator.

99.2
Omnibus Amendment No. 2 to the Master Collateral Agency and Intercreditor Agreement and the Amended and Restated Trust Agreement, dated as of August 11, 2022, among the Trust, U.S. Bank National Association, as master collateral agent, Wilmington Trust, National Association, as owner trustee, Verizon DPPA True-up Trust, Verizon ABS II LLC and Cellco Partnership d/b/a Verizon Wireless.

_________
* Previously filed on Form 8-K on August 4, 2022.
** Previously filed on Form 8-K on May 25, 2021.
*** Previously filed on Form 8-K on November 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer

Date:  August 11, 2022